LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 9, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED DECEMBER 28, 2016, OF

WESTERN ASSET LIQUID RESERVES

The following language is added to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate and wind up the Fund. The Fund is expected to cease operations on or about July 28, 2017. In preparation for the termination of the Fund, the assets of the Fund will be liquidated and the Fund will cease to pursue its investment objective.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Each shareholder who remains in the Fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds.

In the interim, effective immediately, the Fund will be closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated. Current shareholders (including those investing through a systematic investment plan or payroll deduction) will be permitted to purchase additional Fund shares until July 14, 2017.

Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds. Shareholders should be aware that if they redeem shares or receive liquidation proceeds upon the termination of the Fund, it is generally considered a taxable event.

Please retain this supplement for future reference.

WASX366309